                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2003


                      CHASE CREDIT CARD OWNER TRUST Series
            1999-3, Series 2000-1, Series 2000-2, Series 2000-3,
            Series 2001-1, Series 2001-2, Series 2001-3, Series
            2001-4, Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
            Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
            Series 2002-7 and Series 2002-8
       ------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                         333-83484                           22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


          White Clay Center, Building 200, Newark, DE            19711
          -------------------------------------------       -------------
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On January 15, 2003, JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6,
Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5,
Series 2002-6, Series 2002-7 and Series 2002-8. The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section 7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits          Description
              ----------        ---------------

              20.1 Monthly Statements to Noteholders with respect to the January 15, 2003 distribution.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 15, 2003

                                 By: CHASE MANHATTAN BANK USA,
                                 NATIONAL ASSOCIATION
                                 as Administrator


                                 By:  /s/ Patricia M. Garvey
                                 -----------------------------------
                                 Name:    Patricia M. Garvey
                                 Title:   Vice President



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                         INDEX TO EXHIBITS
                         -----------------

Exhibit No.              Description
-----------              -----------
20.1                     Monthly Statements to Noteholders dated January 15,
                         2003